UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2025

OneMeta Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56565	20-5150818
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 South 400 East, Suite 200, Bountiful, UT 84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	702-550-0122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEI	OTCQB Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2025, OneMeta, Inc., (the “Company”) entered into (i) a Secured Promissory Note (the “Note”) in favor of Rowland W. Day II and Jaime D. Day Family Trust (the “Noteholder”), pursuant to which the Company consolidated certain existing indebtedness and borrowed additional funds, with approximately $1,049,213 in principal and accrued interest outstanding as of the date of the Note, bearing interest at a rate of 14% per annum, (ii) a Security Agreement (the “Security Agreement”) in favor of the Noteholder, pursuant to which the Company granted the Noteholder a first priority security interest in substantially all of the Company’s assets, and (iii) a Patent Security Agreement (the “Patent Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain of its patents to further secure its obligations under the Note and the Security Agreement. Each of the agreements were dated as of July 30, 2025. The Note is payable on demand by the Noteholder or upon the occurrence of certain events of default, and is subject to customary covenants, events of default, and remedies. The obligations are to be secured by perfected security interests in all of the Company’s assets.

The foregoing descriptions of the Note, the Security Agreement, and the Patent Security Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Secured Promissory Note, dated July 30, 2025, by and between OneMeta Inc. and Rowland W. Day II and Jaime D. Day Family Trust.
10.2	Security Agreement, dated July 30, 2025, by and between OneMeta Inc. and Rowland W. Day II and Jaime D. Day Family Trust.
10.3	Patent Security Agreement, dated July 30, 2025, by and between OneMeta Inc. and Rowland W. Day II and Jaime D. Day Family Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE META INC.

Date: September 23, 2025	By:	/s/ Rowland Day
Rowland Day
President